UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2005
Freeport-McMoRan Copper & Gold Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	1-9916 (Commission File Number)	74-2480931 (IRS Employer Identification Number)

1615 Poydras Street New Orleans, Louisiana (Address of principal executive offices)	70112 (Zip Code)
Registrant’s telephone number, including area code: (504) 582-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Freeport-McMoRan Copper & Gold Inc. issued a press release, dated September 13, 2005, updating its third quarter 2005 operations (see exhibit 99.1).
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Copper & Gold Inc.
By:	/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.
Vice President and Controller- Financial Reporting (authorized signatory and Principal Accounting Officer)

Date: September 13, 2005

Freeport-McMoRan Copper & Gold Inc.
Exhibit Index

Exhibit
Number	Description
99.1	Press release dated September 13, 2005, titled “Freeport-McMoRan Copper & Gold Inc. Updates Third Quarter 2005 Operations.”